Exhibit 10.23

EMMAUS LIFE SCIENCES, INC.

AMENDMENT NO. 4 TO CONVERTIBLE PROMISSORY NOTE

This Amendment No. 4 to Convertible Promissory Note (this "Amendment") is made and entered into as of June 15, 2023 by and between EMI Holding, Inc., a Delaware corporation (formerly known as Emmaus Life Sciences, Inc and herein "Borrower" or the "Company"), and the undersigned holder or its registered assigns (the "Holder") of the Convertible Promissory Note of the Company more specifically described on the Holder Signature Page hereto, as amended by Amendments Nos. 1, 2 and 3 thereto dated July 8, 2019, January 15, 2020 and June 15, 2020, respectively (as so amended, the "Original Note"), in order to further amend the Original Note as follows:

The introductory paragraph of the Original Note is hereby amended and restated to read in its entirety as follows:

"This Note is registered with the Borrower as to both principal and interest and, accordingly, is in "Registered Form" within the meaning of Sections 871(h) and 881(c) of the Internal Revenue Code of 1986, as amended."

The "Loan Due Date" of the Original Note is hereby extended to December 15, 2023. The "Interest Rate" of the Original Note is hereby increased from 12% to 13%.

Except as set forth above, the terms and provisions of the Original Note shall remain in full force and effect. The outstanding principal amount of the Original Note of$3,150,000 and the Contingent Common Stock Purchase Warrant to purchase up to 1,250,000 shares of common stock of the Company are unchanged by this Amendment.

This Amendment may be executed in counterparts and by facsimile signature or otherwise, and each such counterpart shall be deemed an original and both such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first set forth above.

EMI Holding, Inc.

By

Yutaka Niihara, MD,M.P.H.

Chairman and Chief Executive Officer [Holder Signature Page Follows]

HOLDER SIGNATURE PAGE TO AMENDMENT NO. 4 TO CONVERTIBLE PROMISSORY NOTE

AGREED AND ACCEPTED:

Dated: June _15_, 2023

Wealth Threshold Limited

Name of individual purchaser, custodian, corporation, partnership or other entity or trust (please print)

Signature of individual purchaser, authorized person or trustee

CONVERTIBLE PROMISSORY NOTE DATED JANUARY 15, 2018 IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000, AS AMENDED BY AMENDMENTS NOS. 1, 2 AND 3 THERETO DATED JULY 8, 2019, JANUARY 15, 2020 AND JUNE 15, 2020, RESPECTIVELY.